OREGON SUPPLEMENT DATED FEBRUARY 20, 1997
                       TO PROSPECTUS DATED MAY 1, 1996 FOR

                  THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

                             SURVIVORSHIP PREFERRED

This supplement applies to Contracts issued in the state of Oregon.

The first bullet under DEDUCTIONS FROM PREMIUM PAYMENTS on page 4 is revised to read:
   "A charge of up to 7.5% is deducted for administrative expenses."

The ALLOCATION OF PREMIUMS section on pages 14 and 15 is revised to read:
   "On the Contract date, the charge for sales expenses and the premium based administrative charge are deducted from the initial premium. The remainder of the initial premium will be allocated on the Contract date among the subaccounts and/or the fixed-rate option according to your desired allocation as specified in the application form and the first monthly deductions are made. See CHARGES AND EXPENSES, page 16.

   The invested portion of all subsequent premiums is placed in the selected investment option[s] when we receive them. Thus, to the extent that the receipt of the first premium precedes the Contract date, there will be a period during which the Contract owner's initial premium will not be invested. The charge for sales expenses and the premium based administrative charge also apply to all subsequent premium payments (there is no charge for sales expenses after the twentieth Contract year); the remainder will be placed when received by The Prudential in the subaccount[s], or the fixed-rate option, in accordance with the allocation you previously designated. Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Prudential Home Office or by telephoning that Home Office, unless you ask that transfers by telephone not be made. There is no charge for reallocating future premiums. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33 1/3% cannot. Of course, the total allocation to all selected investment options must equal 100%."

Paragraph (a) under DEDUCTIONS FROM PREMIUM PAYMENTS on page 16 is revised to read:
   "An administrative charge of 3.75% is deducted from each premium payment. This charge is intended to compensate us for paying taxes attributable to premiums. The Prudential reserves the right to increase this administrative charge up to 7.5% of each premium payment."





SVULOR-SUP Ed. 2-97  Catalog No. 64M9719